UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2015 (April 15, 2015)

The Virtual Learning Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-174674	20-2208821
(Commission File Number)	(IRS Employer Identification No.)

60 Knolls Crescent, Suite 9M, Bronx NY 10463

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 768-4181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 15, 2015, LGG & Associates, P.C. (“LGG”) resigned as the independent registered public accounting firm for The Virtual Learning Company, Inc. (the “Company”). LGG’s resignation was accepted by the Company’s sole director.

LGG’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2009 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that their report for the years ended December 31, 2010 and December 31, 2009 contained explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2009 and 2010, and the subsequent interim period from January 1, 2011 through September 30, 2011, (i) there were no disagreements between the Company and LGG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LGG, would have caused LGG to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LGG with a copy of the foregoing statements and has requested and received from LGG a copy of the letter addressed to the Securities and Exchange Commission stating that LGG agrees with the above statements. A copy of the letter from LGG is attached as Exhibit 16.1 to this Form 8-K.

Engagement of Independent Registered Public Accounting Firm

On December 1, 2014, the Company engaged Michael T. Studer, C.P.A. P.C., (“Studer”) to replace LGG as its independent registered public accounting firm for the fiscal years ending December 31, 2011, 2012, 2013 and 2014. The decision to engage Studer was approved by the Sole Director of the Board of Directors of the Company.

Prior to Studer’s engagement, the Company did not consult with Studer and receive either written or oral advice from Studer that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, the Company has not consulted with Studer concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from LGG & Associates, P.C. to the Securities and Exchange Commission dated April 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Virtual Learning Company, Inc.

Date: April 22, 2015	By:	/s/ Thomas P. Monahan
	Name:	Thomas P. Monahan
	Title:	Chief Executive Officer and Sole Director

Louis Gutberlet

LGG & Associates, P.C.

Certified Public Accountants and Consultants

305 Suwanee East Drive

Lawrenceville, Georgia 30043

April 14, 2015

Thomas P. Monahan

President

The Virtual Learning Company, Inc.

60 Knolls Crescent, Apt. 9M

Bronx, NY 10463

RE: Resignation

Dear Mr. Monahan:

By this letter LGG & Associates, P.C. (“LGG”) hereby resigns with immediate effect as the auditor of The Virtual Learning Company, Inc. (“Company”).

During the Company’s two most recent fiscal years, years ended December 31, 2009, and 2010, and the subsequent interim period ended September 30, 2011, LGG had no disagreements with the Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to my satisfaction of LGG, would have caused LGG to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

However, as LGG is no longer registered with the Public Company Accounting Oversight Board and we cannot do your audits to bring the Company current as you desire.

We wish you the best in your future endeavors.

Sincerely,

Louis Gutberlet, C.P.A.

LGG & Associates, P.C.